UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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Date of Report (Date of earliest event reported):  November 10, 2010

Magnolia Solar Corporation
(Exact Name of Registrant as Specified in Charter)

Nevada	333-151633	39-2075693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

54 Cummings Park Suite 316 Woburn, MA	01801
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 497-2900

(Former name or former address, if changed since last report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.Other Events.

On November 10, 2010, Magnolia Solar Corporation (the “Company”) issued a press release announcing the hiring of Mr. James Egerton as the Company’s Vice-President of Product Development.  In addition, the Company added a corporate profile to its website http://www.magnoliasolar.com. The press release and corporate profile are attached hereto as Exhibit 99.1 and Exhibit 99.2, respectively and are incorporated herein by reference.

Item 9.01.Financial Statements and Exhibits.

 (d)           Exhibits.

Exhibit No.	Description

99.1	Press Release dated November 10, 2010

99.2	Corporate Profile of Magnolia Solar Corporation

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

MAGNOLIA SOLAR CORPORATION

Date: November 10, 2010	By:	/s/ Yash R. Puri
Name: Dr. Yash R. Puri
Title: Executive Vice-President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated November 10, 2010

99.2	Corporate Profile of Magnolia Solar Corporation

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